Exhibit 99.2

DT Asia Investments Limited Completes Initial Public Offering

NEW YORK CITY & HONG KONG SAR, October 6, 2014 / DT Asia Investments Limited ("DT Asia" or the "Company"), a company formed for the purpose of entering into a merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities, today announced the closing of its initial public offering of six million units at a price to the public of $10.00 per unit. The units has started trading on Wednesday, October 1, 2014, on The NASDAQ Capital Market ("Nasdaq") under the symbol "CADTU." Each unit issued in the initial public offering consists of one ordinary share, one right to receive one-tenth of an ordinary share on the consummation of an initial business combination, and one warrant to acquire one-half of one ordinary share at a price of $12.00 per full share. Once the securities comprising the units begin separate trading, the ordinary shares, warrants and rights are expected to be traded on Nasdaq under the symbols "CADT," "CADTR" and "CADTW," respectively.

EarlyBirdCapital, Inc. acted as sole book-running manager for the offering and Aegis Capital Corp. and I-Bankers Securities, Inc. were acting as co-managers for the offering.

A registration statement relating to these securities was declared effective by the Securities and Exchange Commission on September 30, 2014. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This offering was made only by means of a prospectus. Copies of the prospectus relating to this offering may be obtained by contacting EarlyBirdCapital, Inc., 275 Madison Avenue, Suite 1203, New York, New York 10016. Copies of the registration statement can be accessed through the SEC's website at www.sec.gov.

About DT Asia

DT Asia is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. The Company's efforts to identify a target business will not be limited to a particular industry or geographic region, although it intends to focus efforts on seeking a business combination with a company or companies that have their primary operations located in Asia, with an emphasis on China. DT Asia is being sponsored by DeTiger Holdings Limited, which is controlled by Ms. Winnie Ng.

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Forward-Looking Statements

This press release includes "forward-looking statements" that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as "expects", "believes", "anticipates", "intends", "estimates", "seeks" and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect DT Asia management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements, please refer to the Risk Factors section of DT Asia's preliminary prospectus (and its final prospectus, when available) for its offering filed with the Securities and Exchange Commission. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Contact:

DT Asia Investments Limited
+1 212 880-2677 or +852 2110-0081

Stephen N Cannon
Chief Executive Officer
steve@DTAsiaInvest.com

or

Emily Tong
Chairman of the Board
emily@DTAsiaInvest.com

Source: DT Asia